UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2011

China Solar & Clean Energy Solutions, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-12561	95-3819300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4/F West Wing Dingheng Plaza, 45A North Fengtai Road, Beijing, China, 100071
(Address of principal executive offices and zip code)

(86) 10-63860500
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Officer

On March 29, 2011, Mr. Fangsong Zheng resigned as the Acting Chief Financial Officer of China Solar & Clean Energy Solutions, Inc. (the “Company”) and was subsequently appointed to as the Internal Audit Director of the Company. There were no disagreement between Mr. Zheng and the Company on any matter relating to the Company’s operations, policies or practices that resulted in his resignation as Acting Chief Financial Officer of the Company. The Company has terminated the 5 years employment agreement with Mr. Zheng on the appointment of Acting Chief Financial Officer and signed a new employment agreement in substitute with the position of Internal Audit Director.

Appointment of Officer

The Board of Directors of the Company appointed Mr. Yang Mu to serve as the Chief Financial Officer of the Company effective on March 29, 2011.

Mr. Mu, age 35, has an extensive experience in the finance, audit, and mergers and acquisitions industries. From July 2006 to February 2011, he was the chief financial officer and the financial controller of China Sun Bio-Chem Technology Group Company Ltd., a Singapore Listed Company (SINGAPORE: CSBT). From June 2002 to July 2006, Mr. Wu served as a project manager in the Beijing office of New York Global Group, an accounting consultation service company which assists medium-small sized Chinese enterprises getting publicly listed in the U.S.  Mr. Mu has advised and assisted many companies, including China Housing & Landing (NASDAQ: CHLN), and China Natural Gas (NASDAQ: CHNG), etc., to get publicly listed in the U.S.  He was an audit manager in Beijing Zhonglei CPA Co., Ltd. from July 1998 to June 2002, where he participated in the audit for China Petroleum & Chemical Corporation (Sinopec)’s initial public offering project and other significant projects.

Mr. Mu graduated from Central University of Finance and Economy in China with a MBA degree in 2010 and a Bachelor Degree in 1998 majoring in the investment. He also holds the titles of the Senior Accountant (granted by the Ministry of Finance of PRC), the Senior Auditor (granted by the National Audit Office of PRC) and the Certified Tax Agent.

Family Relationships

Mr. Mu does not have a family relationship with any of the officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

Mr. Mu entered into a five (5)-year employment agreement with the Company starting from March 29, 2011 to March 28, 2016.  There is a three (3)-month probation period from March 29, 2011 to June 29, 2011. Mr. Wu will receive annual salary of RMB 240,000 or $36,654.

Item 9.01 Financial Statement and Exhibits.

10.1	Employment Agreement with Yang Mu, dated March 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.

	By:	/s/ Deli Du
Name: Deli Du
Title: Chief Executive Officer and President
Dated: April 1, 2011